UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024 (September 12, 2024)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On September 12, 2024, the Company held its 2024 annual meeting of stockholders (the “2024 Annual Meeting), in which the stockholders voted on the following proposals:

Proposal No. 1: The election of one Class I director to serve for a three-year term until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) or until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld
David Lunin	419,745	52,454

There were 492,373 broker non-votes and no abstentions in connection with Proposal No. 1. The one Class I director was elected to the Company’s Board of Directors (the “Board”) to serve for a three-year term until the 2027 Annual Meeting or until his successor is duly elected and qualified.

Proposal No. 2: The approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions
581,443	48,076	2,407

There were 332,647 broker non-votes in connection with Proposal No. 2.

Proposal No. 3: The approval, on an advisory and non-binding basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstentions
616,713	243,218	9,732	4,390

There were 332,647 broker non-votes in connection with Proposal No. 3.

Proposal No. 4: The ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
933,413	24,439	6,718

There were no broker non-votes in connection with Proposal No. 4.

Proposal No. 5: The approval of an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding common stock by a ratio of any whole number in the range of 1-for-10 to 1-for-100, with such ratio to be determined in the discretion of the Board and with such action to be effected at such time and date, if at all, as determined by the Board within one year after the conclusion of the 2024 Annual Meeting.

Votes For	Votes Against	Abstentions
842,566	119,619	2,387

There were no broker non-votes in connection with Proposal No. 5.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: September 16, 2024	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer